UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2026
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C4 THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 231-0700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 24, 2026, C4 Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the four proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on April 29, 2026. The final voting results are set forth below.
a) The stockholders of the Company elected each of Andrew J. Hirsch, Stephen Fawell, Ph.D., and Utpal Koppikar as Class III directors, to hold office until the 2029 annual meeting of stockholders and until their respective successors have been duly elected and qualified or until his earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class III directors were as follows:

	For	Withheld	Broker Non-Votes
Andrew J. Hirsch	47,797,964	8,247,406	21,049,125
Stephen Fawell, Ph.D.	47,811,414	8,233,956	21,049,125
Utpal Koppikar	46,491,892	9,553,478	21,049,125
b) The stockholders of the Company cast a non-binding, advisory vote to approve the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
54,935,574	1,070,926	38,870	21,049,125
c) The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the stockholders’ vote with respect to this ratification proposal were as follows:

For	Against	Abstain	Broker Non-Votes
76,891,210	185,427	17,858	0
d) The Company’s stockholders approved an amendment to the Company’s 2020 Stock Option and Incentive Plan to amend the evergreen provision to include any outstanding pre-funded warrants in the total number of shares of common stock that are issued and outstanding as of each December 31 for purposes of calculating the evergreen increase. The results of the stockholders’ vote with respect to this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
33,713,572	22,287,787	44,011	21,049,125
No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
10.1#	Amendment No. 2 to the C4 Therapeutics, Inc. 2020 Stock Option and Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
# Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C4 Therapeutics, Inc.

Date: June 24, 2026	By:	/s/ Kendra R. Adams
Kendra R. Adams
Chief Financial Officer and Treasurer